EXHIBIT 99.5

Platinum Underwriters Holdings, Ltd.

Financial Supplement

Financial Information
as of March 31, 2003

(UNAUDITED)

To assist in your understanding of the Company, the following supplement of information concerning Platinum Underwriters Holdings, Ltd. is provided.

This report is for informational purposes only. It should be read in conjunction with documents filed by Platinum Underwriters Holdings, Ltd. with the SEC, including the Company’s Annual Report on Form 10-K and Quarterly Report on Form 10-Q.

Our Investors Relations Department can be reached at (441) 298-0753.

Platinum Underwriters Holdings, Ltd.
Overview
March 31, 2003

Table of Contents:

Page
3	Condensed Consolidated Balance Sheets
4	Consolidated Statements of Operations and Comprehensive Income
5	Computation of Earnings Per Share
6	Segment Reporting
8	Net Premiums Written — Supplemental Information
9	Premiums by Line of Business
10	Ratios, Share Data, Ratings
11	Investment Portfolio
12	Loss Analysis

Investor Information:
Justin Cressall, Senior Vice President and Treasurer
Platinum Underwriters Holdings, Ltd.
The Belvedere Building
69 Pitts Bay Road
Pembroke HM 08
Bermuda
Tel: (441) 298-0753

Website:
www.platinumre.com

Publicly Traded Securities:
Common Shares of Platinum Underwriters Holdings, Ltd. are traded on the New York Stock Exchange under the symbol PTP.
Equity Security Units of Platinum Underwriters Holdings, Ltd. are traded on the New York Stock Exchange under the symbol PTP Pr M.

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Balance Sheets
March 31, 2003
($ in thousands, except per share data)

	March 31, 2003	Dec 31, 2002

ASSETS
Investments and cash and cash equivalents	$1,493,720	$1,346,702
Receivables	326,074	168,507
Deferred acquisition costs	70,454	49,332
Other assets	110,940	80,346

Total assets	$2,001,188	$1,644,887

LIABILITIES
Unpaid losses and loss adjustment expenses	$417,372	$281,659
Unearned premiums	314,492	191,016
Debt obligations	137,500	137,500
Commissions payable	106,128	37,562
Other liabilities	69,657	75,904

Total liabilities	1,045,149	723,641
Total shareholders’ equity	956,039	921,246

Total liabilities and shareholders’ equity	$2,001,188	$1,644,887

Book value per share	$22.23	$21.42

Platinum Underwriters Holdings, Ltd.
Consolidated Statements of Income and Comprehensive Income
For the Three Months Ended March 31, 2003 and Period Ended December 31, 2002
($ in thousands, except per share amounts)

	Three Months Ended	Period Ended
	March 31, 2003	Dec 31, 2002 *

REVENUES
Net premiums earned	$238,069	$107,098
Net investment income	14,203	5,211
Net realized investment gains	744	25
Net foreign exchange gains (losses)	(75)	2,017
Other income	1,150	167

Total revenues	254,091	114,518

EXPENSES
Losses and loss adjustment expenses	138,803	60,356
Acquisition expenses	51,719	25,474
Other underwriting expenses	17,214	12,164
Corporate expenses	2,955	4,170
Interest expense	2,468	1,261

Total expenses	213,159	103,425

Income before income tax expense	40,932	11,093
Income tax expense	10,346	4,655

NET INCOME	$30,586	$6,438

BASIC
Weighted average shares outstanding	43,004	43,004
Basic earnings per share	$0.71	$0.15
DILUTED
Weighted average shares outstanding	49,008	43,522
Diluted earnings per share	$0.66	$0.15
COMPREHENSIVE INCOME
Net income	$30,586	$6,438
Other comprehensive income, net of tax	7,647	10,581

Comprehensive income	$38,233	$17,019

* For the period from November 1, 2002 through December 31, 2002

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings Per Share
(In thousands, except per share amounts)

	Three Months Ended	Period Ended
	March 31, 2003	Dec 31, 2002*

EARNINGS:
Basic:
Net income	$30,586	$6,438

Net income available to common shareholders	$30,586	$6,438

Diluted:
Net income	$30,586	$6,438
Effect of dilutive securities:
Equity security units **	1,633	—

Net income available to common shareholders	$32,219	$6,438

COMMON SHARES:
Basic:
Weighted average shares outstanding	43,004	43,004

Diluted:
Weighted average shares outstanding	43,004	43,004
Effect of dilutive securities:
Stock options	279	518
Equity security units**	5,725	—

Weighted average, as adjusted	49,008	43,522

EARNINGS PER SHARE:
Basic	$0.71	$0.15

Diluted	$0.66	$0.15

*	For the period from November 1, 2002 through December 31, 2002

**	In 2002, the assumed conversion of the Equity security units are anti-dilutive to our net earnings per share and therefore are not included in our Earnings per Share calculation.

Platinum Underwriters Holdings, Ltd.
Segment Reporting
For the Three Months Ended March 31, 2003
($ in thousands)

	Global	Global
	Property	Casualty	Finite Risk	Total

Net premiums written	$117,767	$113,694	$128,630	$360,091
Net premiums earned	89,932	77,726	70,411	238,069

Losses and loss adjustment expenses	41,585	53,907	43,311	138,803
Acquisition expenses	15,618	19,029	17,072	51,719
Other underwriting expenses	10,459	4,618	2,137	17,214

Total underwriting deductions	67,662	77,554	62,520	207,736

Segment underwriting gain	$22,270	$172	$7,891	30,333

Net investment income				14,203
Net realized investment gains				744
Net foreign exchange losses				(75)
Other income, net				1,150
Corporate expenses				(2,955)
Interest expense				(2,468)

Income before income tax expense				$40,932

GAAP Underwriting ratios:
Loss and loss adjustment expense	46.2%	69.4%	61.5%	58.3%
Acquisition expense	17.4%	24.5%	24.2%	21.7%
Other underwriting expense	11.6%	5.9%	3.0%	7.2%

Combined	75.2%	99.8%	88.7%	87.2%

Statutory Underwriting ratios:
Loss and loss adjustment expense	46.2%	69.4%	61.5%	58.3%
Acquisition expense	15.2%	23.9%	21.6%	20.2%
Other underwriting expense	8.9%	4.1%	1.7%	4.8%

Combined	70.3%	97.4%	84.8%	83.3%

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.

The Statutory Underwriting ratios are based on statutory accounting principles and are calculated as follows:

     (1)  Losses & loss adjustment expenses are divided by net premiums earned;

     (2)  Acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and

     (3)  Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Segment Reporting
For the Period from November 1, 2002 through December 31, 2002
($ in thousands)

	Global	Global
	Property	Casualty	Finite Risk	Total

Net premiums written	$89,341	$164,929	$43,844	$298,114
Net premiums earned	43,047	39,320	24,731	107,098

Losses and loss adjustment expenses	21,558	29,498	9,300	60,356
Acquisition expenses	7,798	9,269	8,407	25,474
Other underwriting expenses	5,960	4,136	2,068	12,164

Total underwriting deductions	35,316	42,903	19,775	97,994

Segment underwriting gain	$7,731	$(3,583)	$4,956	9,104

Net investment income				5,211
Net realized investment gains				25
Net foreign exchange gains				2,017
Other income, net				167
Corporate expenses				(4,170)
Interest expense				(1,261)

Income before income tax expense				$11,093

GAAP Underwriting ratios:
Loss and loss adjustment expense	50.1%	75.0%	37.6%	56.4%
Acquisition expense	18.1%	23.6%	34.0%	23.8%
Other underwriting expense	13.8%	10.5%	8.4%	11.4%

Combined	82.0%	109.1%	80.0%	91.6%

Statutory Underwriting ratios:
Loss and loss adjustment expense	50.1%	75.0%	37.6%	56.4%
Acquisition expense	21.4%	26.0%	29.3%	25.1%
Other underwriting expense	6.7%	2.5%	4.7%	4.1%

Combined	78.2%	103.5%	71.6%	85.6%

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.

The Statutory Underwriting ratios are based on statutory accounting principles and are calculated as follows:

     (1)  Losses & loss adjustment expenses are divided by net premiums earned;

     (2)  Acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and

     (3)  Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Net Premiums Written — Supplemental Information
($ in thousands)

	Three Months Ended	Period Ended
	March 31, 2003	Dec 31, 2002 *

Global Property:
Excess-of-loss	$89,580	$56,549
Proportional	28,187	32,792

Subtotal Global Property	117,767	89,341

Global Casualty:
Excess-of-loss	100,684	155,377
Proportional	13,010	9,552

Subtotal Global Casualty	113,694	164,929

Finite Risk:
Excess-of-loss	103,630	43,844
Proportional	25,000	—

Subtotal Finite Risk	128,630	43,844

Total	$360,091	$298,114

	Three Months Ended	Period Ended
	March 31, 2003	Dec 31, 2002 *

Global Property:
United States **	$67,134	$37,523
International	50,633	51,818

Subtotal Global Property	117,767	89,341

Global Casualty:
United States **	98,867	87,412
International	14,827	77,517

Subtotal Global Casualty	113,694	164,929

Finite Risk:
United States **	108,233	28,937
International	20,397	14,907

Subtotal Finite Risk	128,630	43,844

Total	$360,091	$298,114

* For the period from November 1, 2002 through December 31, 2002

** The 2003 amounts include all amounts assumed from St. Paul in the United States category.

Platinum Underwriters Holdings, Ltd.
Premiums by Line of Business
($ in thousands)

	For the Three Months Ended March 31, 2003			For the Period Ended December 31, 2002*

	Gross	Net	Net	Gross	Net	Net
	Premiums	Premiums	Premiums	Premiums	Premiums	Premiums
	Written	Written	Earned	Written	Written	Earned

Global Property:
North American Property Proportional	$11,434	$11,434	$10,669	$22,350	$22,350	$5,842
North American Property Catastrophe	10,535	8,143	8,981	4,532	4,532	3,693
North American Property Risk	15,142	15,142	14,823	14,144	14,144	7,340
Other Property	13,571	13,571	13,900	1,986	1,986	1,374
Marine Proportional	459	459	1,116	2,572	2,572	505
Marine / Space Excess	16,552	15,539	14,000	12,865	12,865	5,977
International Property Proportional	2,837	2,837	3,664	7,870	7,870	2,654
International Property Catastrophe	44,681	43,451	20,322	20,978	20,978	14,256
International Property Risk	7,253	7,191	2,457	2,044	2,044	1,406

Subtotal	122,464	117,767	89,932	89,341	89,341	43,047

Global Casualty:
Clash	5,141	5,141	3,568	1,758	1,758	1,654
1st $ GL	4,693	4,693	3,017	7,365	7,365	2,128
1st $ Other	40,378	40,378	30,314	881	881	278
Casualty Excess	25,741	25,741	22,646	122,102	122,102	24,120
Accident & Health	20,572	20,572	10,168	18,356	18,356	5,105
International Casualty	2,605	2,605	1,294	1,804	1,804	1,330
International Motor	15,044	14,564	6,719	12,663	12,663	4,705

Subtotal	114,173	113,694	77,726	164,929	164,929	39,320

Finite Risk:
Finite Property	28,605	28,605	14,473	15,938	15,938	10,837
Finite Casualty	100,025	100,025	55,938	27,906	27,906	13,894

Subtotal	128,630	128,630	70,411	43,844	43,844	24,731

Total	$365,268	$360,091	$238,069	$298,114	$298,114	$107,098

* For the period from November 1, 2002 through December 31, 2002

Platinum Underwriters Holdings, Ltd.
Company Ratios, Share Data, Ratings

	Three Months Ended	Period Ended
	March 31, 2003	Dec 31, 2002 *

GAAP Ratios %:
Loss and loss expense	58.3%	56.4%
Underwriting expense	28.9%	35.2%

Combined	87.2%	91.6%

Net written premium to shareholders’ equity	37.7%	32.4%
Share Data:
Book Value Per Share	$22.23	$21.42
Common Shares Outstanding	43,004,000	43,004,000
Market Price Per Share **:
High	$26.30	$26.66
Low	$21.50	$24.45
Close	$25.35	$26.35
Industry Ratings:
A.M. Best	A	A
Supplemental Data:
Total Employees	158	157

* For the period from November 1, 2002 through December 31, 2002

** Based on closing prices during the periods

Platinum Underwriters Holdings, Ltd.
Investment Portfolio
($ in thousands)

		Weighted		Weighted
		Average		Average
	March 31, 2003	Book Yield	Dec 31, 2002	Book Yield

Fixed Maturities:
US Government and US Government agencies	$3,776	2.1%	$3,793	2.1%
Corporate bonds	968,514	4.1%	691,479	4.1%
Mortgage and asset-backed securities	310,300	4.7%	283,878	5.2%
Foreign governments and states	6,186	2.8%	39,107	3.4%

Total Bonds	1,288,776	4.2%	1,018,257	4.4%
Redeemable Preferred Stock	44,657	7.1%	46,959	7.1%

Total Fixed Maturities	$1,333,433	4.3%	$1,065,216	4.5%

	March 31, 2003		December 31, 2002

	Amount	% of Total	Amount	% of Total

Ratings of Investment Grades*:
Aaa	$403,573	30.3%	$330,396	31.0%
Aa	235,203	17.6%	170,668	16.0%
A	691,657	51.9%	564,152	53.0%
Baa	3,000	0.2%	—	—

Total	$1,333,433	100.0%	$1,065,216	100.0%

* Rated using external rating agencies (Moody’s).
(Aaa-Best Quality; Aa-High Quality; A-Upper to Medium Quality; Baa-Medium Quality)

Platinum Underwriters Holdings, Ltd.
Loss Analysis
($ in thousands)

	Three Months Ended March 31, 2003				Period Ended December 31, 2002 *

				Paid to				Paid to
	Gross	Ceded	Net	Incurred %	Gross	Ceded	Net	Incurred %

Analysis of Losses and Loss Expenses Incurred:
Paid	$7,982	—	$7,982	5.8%	$—	—	$—	—
Change in unpaid losses and loss expenses	131,271	450	130,821		60,356	—	60,356

Incurred losses and loss expenses	$139,253	450	$138,803		$60,356	—	$60,356

	March 31, 2003			December 31, 2002

	Gross	Ceded	Net	Gross	Ceded	Net

Analysis of Unpaid Losses and Loss Expenses:
Outstanding losses and loss expenses	$30,563	—	$30,563	$—	—	$—
Incurred but not reported	386,809	450	386,359	281,659	—	281,659

Unpaid loss and loss expenses	$417,372	450	$416,922	$281,659	—	$281,659

* For the period from November 1, 2002 through December 31, 2002